Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 22, 2006, by and among CombinatoRx, Incorporated, a Delaware corporation with headquarters located at 650 Albany Street, Boston, Massachusetts (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.              The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.              Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $.001 per share, of the Company (the “Common Stock”), set forth opposite such Investor’s name in column two (2) on the Schedule of Investors in Exhibit A (which aggregate amount for all Investors together shall be 4,682,942 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.1   Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Advice” has the meaning set forth in Section 6.5.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to an Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

“Agent” has the meaning set forth in Section 3.1(i).

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing and shall be 10:00 a.m., New York City Time, on March 24, 2006 (or such other date and time as is mutually agreed to by the Company and each Investor).

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Ropes & Gray LLP.

“Common Shares” means an aggregate of 4,682,942 shares of Common Stock, which are being issued and sold by the Company to the Investors at the Closing.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.2.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or The Nasdaq Capital Market.

“Event” has the meaning set forth in Section 6.1(d).

“Event Payments” has the meaning set forth in Section 6.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(d)(ii).

“FDA” means the United States Food and Drug Administration.

“FDCA” has the meaning set forth in Section 3.1(x).

“Filing Date” means April 24, 2006.

“GAAP” has the meaning set forth in Section 3.1(f).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(n).

“Investor” has the meaning set forth in the Preamble.

“Life Science Product” has the meaning set forth in Section 3.1(x).

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation and reasonable attorneys’ fees.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, or a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means (i) the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus and (ii) any “free writing prospectus” as defined in Rule 163 under the Securities Act.

“Registrable Securities” means the Common Shares issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means 90 days after the Closing Date, or if the SEC reviews the Registration Statement, 150 days after the Closing Date.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.1(f).

“Securities Act” has the meaning set forth in the Preamble.

“Shares” means shares of the Company’s Common Stock.

“Short Sales” has the meaning set forth in Section 3.2(h).

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the The Nasdaq National Market (or any successor thereto), or (c) if trading ceases to occur on the The Nasdaq National Market (or any successor thereto), any Business Day.

“Trading Market” means the The Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transfer Agent” means Computershare Shareholder Services, Inc., or any successor transfer agent for the Company.

ARTICLE II
PURCHASE AND SALE

2.1   Closing.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares set forth opposite such Investor’s name on Exhibit A hereto under the headings “Common Shares.”  The date and time of the Closing and shall be 10:00 a.m., New York City Time, on the Closing Date.  The Closing shall take place telephonically, at the offices of the Company’s Counsel, One International Place, Boston, Massachusetts 02110 or at such other location as the parties may mutually agree.

2.2   Closing Deliveries.  Subject to the satisfaction (or waiver) of the conditions set forth in Article V of this Agreement, at the Closing, the Company shall deliver or cause to be delivered to each Investor one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Common Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares,” registered in the name of such Investor.  Such delivery shall be against payment of the purchase price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors on and as of the date hereof:

(a)   Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.    The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Except as disclosed in the SEC Documents, the Company does not own or control any equity security or other interest of any corporation, limited partnership or other business entity.

(b)   Corporate Power; Authorization.  The Company has the requisite corporate authority and has taken all requisite corporate action to authorize, execute and deliver this Agreement, to sell and issue the Common Shares and to carry out and perform all of its obligations under this Agreement.  This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) as limited by equitable principles generally.  No further approval or authorization of the stockholders, the Board of Directors of the Company or other Person is required for the issuance and sale of the Common Shares.

(c)   No Conflicts.  The execution, delivery and performance of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Common Shares by the Company will not, conflict with or violate any provision of the Company’s Sixth Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or materially conflict with, violate any material provision of, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement, document or instrument to which the Company or any of its properties is subject.

(d)   Issuance and Delivery of Shares.  When issued in compliance with the provisions of this Agreement, the Common Shares will be duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company and will not be subject to preemptive or similar rights of stockholders of the Company (other than those imposed by the Investors).

(e)   Capitalization.  The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, of which, as of March 22, 2006, 23,535,417 shares were issued and outstanding and 5,000,000 shares of Preferred Stock, $0.001 par value, none of which are currently outstanding.  Except as disclosed in the SEC Documents, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.  No securities of the Company are entitled to preemptive rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  Except as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders, except as would not reasonably be expected to result in a material adverse effect.

(f)    SEC Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension.  As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder.  None of the SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  All material agreements to which the Company or any of its subsidiaries is a party or to which the property or assets of the Company or any of its subsidiaries are subject are included as part of or specifically identified in the SEC Documents, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(g)   No Material Adverse Change.  Except as otherwise disclosed in the SEC Documents, since December 31, 2005, there have not been (i) any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on March 20, 2006 except changes in the ordinary course of business that have not been, either individually or in the aggregate, materially adverse and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, and (C) other liabilities that would not, individually or in the aggregate, have a material adverse effect, (iii) the Company has not altered its critical accounting policies, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate of the Company, except pursuant to existing Company stock incentive or purchase plans. The Company does not have pending before the SEC any request for confidential treatment of information or documents.

(h)   Absence of Litigation.  Except as disclosed in the SEC Documents, there is no Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that (a) could have a material adverse effect on the Company’s properties or assets or the business of the Company as currently conducted or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.  Neither the Company or its subsidiaries, nor any director or officer thereof is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company.

(i)    No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares pursuant to this Agreement.  The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares pursuant to this Agreement.  The Company acknowledges that is has engaged Cowen & Co., LLC as its placement agent (the “Agent”) in connection with the sale of the Securities.

(j)    Private Placement.  Assuming the accuracy of the representations and warranties of the Investors contained in Section 3.2 hereof, the offer and sale of the Common Shares to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act.  The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(k)   No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

(l)    Nasdaq Compliance.  The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the National Association of Securities Dealers, Inc. to the effect that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq National Market.  The Company is in compliance with all such listing and maintenance requirements.  The issuance and sale of the Common Shares under this Agreement does not contravene the rules and regulations of the Nasdaq National Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Common Shares.

(m)  Registration Rights.  Except as disclosed in the SEC Documents, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

(n)   Disclosure.  The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement).  The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Common Shares, as contemplated by this Agreement).  The information contained in the SEC Documents as of the date hereof does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o)   Acknowledgment Regarding Investors’ Purchase of Securities.  Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with this Agreement, the Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investors’ purchase of the Common Shares.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(p)   Patents and Trademarks.  The Company and any of its subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as currently being conducted as described in the SEC Documents. Except as disclosed in the SEC Documents, none of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement.  Except as set forth in the SEC Documents, to the knowledge of the Company, all the Intellectual Property Rights are enforceable and there is no existing or expected infringement (or challenge) by another Person of (or to) any of the Intellectual Property Rights.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its subsidiaries regarding its Intellectual Property Rights.

(q)   Transactions With Affiliates and Employees.  Except as set forth or incorporated by reference in the Company’s SEC Documents, none of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be reported pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(r)    Internal Accounting Controls.  Except as described in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s)   Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder.

(t)    Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of ARTICLE VI hereof, (ii) the filings required in accordance with Section 4.3, (iii) those that have been made or obtained prior to the date of this Agreement, (iv) application(s) to each applicable Trading Market for the listing of the Common Shares for trading thereon in the time and manner required thereby, and (v) the filing of a Notice of Sale of Securities on Form D with the SEC as required under Regulation D of the Securities Act and such filings as are required to be made under applicable state securities laws.

(u)   Solvency. Based on the financial condition of the Company as of the Closing Date, the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof.

(v)   Compliance. Neither the Company nor its subsidiaries (i) are in default under or in violation of nor has the Company or its subsidiaries received notice of a claim that it is in default under or that it is in violation of, any agreement or instrument to which it is a party or by which it or any of its properties is bound that is filed with the SEC as an Exhibit to the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except as to each of the foregoing clauses (i), (ii) and (iii) as would not be expected to have a material adverse effect.

(w)  Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company: (i) in the business and stage of development and locations in which the Company and its subsidiaries are engaged and (ii) with the resources of the Company and its subsidiaries.  The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires.  All of such policies are in full force and effect and the Company has complied with all material terms and conditions of such policies, including premium payments, except where such failure of compliance would not be expected to have a material adverse effect.

(x)    Regulatory Compliance.  As to each of the product candidates of the Company and its subsidiaries, including, without limitation, product candidates or compounds currently under research and/or development by the Company or its subsidiaries, subject to the jurisdiction of the FDA under the Federal Food, Drug and Cosmetic Act and the regulations thereunder (“FDCA”) (each such product, a “Life Science Product”), such Life Science Product is being researched, developed, manufactured, tested, distributed, studied and/or marketed in compliance in all material respects with all applicable requirements under the FDCA and similar laws and regulations applicable to such Life Science Product, including those relating to investigational use, premarket approval, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security.  Neither the Company nor its subsidiaries has received any notice or other communication from the FDA or any other federal, state or foreign governmental entity (i) contesting the premarket approval of, the uses of or the labeling and promotion of any Life Science Product or (ii) otherwise alleging any violation by the Company of any law, regulation or other legal provision applicable to a Life Science Product.  Neither the Company nor its subsidiaries, nor to the Company’s knowledge, any officer, employee or agent of the Company or its subsidiaries has, with respect to a Life Science Product, (i) made an untrue statement of a material fact or fraudulent statement to the FDA or other federal, state or foreign governmental entity performing similar functions or (ii) failed to disclose a material fact required to be disclosed to the FDA or such other federal, state or foreign governmental entity.

(y)   Disclosure Controls and Procedures.  The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as December 31, 2005.  The Company presented in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of December 31, 2005.  Since December 31, 2005, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(z)    No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Common Shares.

3.2   Representations and Warranties of the Investors.  Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a)   Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary action on the part of such Investor.  This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) as limited by equitable principles generally.

(b)   No Public Sale or Distribution; Investment Intent.  Such Investor is (i) acquiring the Common Shares, in the ordinary course of business for its own account as principal for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, other than as contemplated by Article VI.  Investor understands that its acquisition of the Common Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Investor’s investment intent as expressed herein. Investor has completed or caused to be completed the Registration Statement Questionnaire attached hereto as Exhibit B-2 for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct in all material respects as of the Closing Date and, unless such Registration Statement Questionnaire has been otherwise amended and/or supplemented, will be true and correct as of the effective date of the Registration Statement. Investor, in connection with its decision to purchase the Common Shares, has relied upon the SEC Documents and the representations and warranties of the Company contained herein. Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder.  Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Common Shares for any period of time.

(c)   Investor Status.  At the time such Investor was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)   Experience of Such Investor.  Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common

Shares, and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of this investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e)   Access to Information.  Such Investor acknowledges that it has reviewed the SEC Documents and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information (other than material non-public information) about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained in this Agreement.

(f)    No Governmental Review.  Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(g)   No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(h)   Illegal Transactions.  No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any transactions in the securities of the Company in violation of the securities laws (including, without limitation, any Short Sales involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company.  Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(i)  No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares.  Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Common Shares, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith.  Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1   Transfer Restrictions.

(a)   The Investors covenant that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, or pursuant to an exemption from the registration requirements of the Securities Act or Rule 144(k) except as otherwise set forth herein, the Company requires the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

(b)   The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Common Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Common Shares shall be required to contain such legend until (i) after the Common Shares have been sold pursuant to a Registration Statement that is effective under the Securities Act covering the resale of such Common Shares, (ii) following any sale of such Common Shares pursuant to Rule 144 if the holder provides the Company with customary representation letters providing reasonable assurances that the Common Shares can be sold under Rule 144, (iii) if the holder provides the Company with a legal opinion providing reasonable assurances that the Common Shares are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion providing reasonable assurances that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).  The Company shall issue, or shall cause its counsel to issue, a legal opinion to the Transfer Agent on the Effective Date authorizing the Transfer Agent to issue shares of Common Stock upon transfer or resale of the Common Shares.  Following the Effective Date or at such earlier time as a legend is no longer required for certain Common Shares, the Company will no later than five Trading Days following the delivery by an Investor to the Company or the Transfer Agent of a legended certificate representing such Common Shares and an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

The Company agrees that at such time as such legend is no longer required under this Section 4.1, it will, no later than five Trading Days after the Company’s receipt of a legended certificate representing such Common Shares, issue and deliver to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends.

(c)           Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Common Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Investor will sell any Common Shares pursuant to either (i) the registration requirements of the Securities Act and such Investor shall have delivered a current prospectus in connection with such sale; provided, however, that, if Rule 172 under the Securities Act (“Rule 172”) is then in effect, such Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale, or (ii) an exemption therefrom.

4.2   Furnishing of Information.  The Company’s Common Stock is registered under Section 12 of the Exchange Act.  During the time that the Registration Statement is effective, the Company agrees to use commercially reasonable efforts to (a) timely file all documents with the SEC, (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times and (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

4.3   Securities Laws Disclosure; Publicity.  The Company shall, on or before 8:30 a.m., New York time, on the first Trading Day following the execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby.  On the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and including this Agreement, in the form required by the Exchange Act, as an exhibit to such Current Report on Form 8-K.  Except as required by the 8-K Filing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor, unless otherwise required by law.

ARTICLE V
CONDITIONS

5.1   Conditions Precedent to the Obligations of the Investors.  The obligation of each Investor to acquire Common Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)   Representations and Warranties.  The representations and warranties of the Company contained in Article III hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)   Covenants.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date;

(c)   Certificates.  The Company shall have delivered to the Investors duly executed certificates for the Common Shares (in such denominations as set forth opposite such Investor’s name in column two (2) on the Schedule of Investors in Exhibit A); and

(d)   Legal Opinion.  The Investors shall have received on the Closing Date an opinion of Company Counsel, dated the Closing Date, in substantially the form of Exhibit C.

(e)   No Stop Orders.  No stop order or suspension of trading shall have been imposed by the Nasdaq National Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

5.2   Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)   Receipt of Payment.  The Investors shall have delivered payment of the purchase price to the Company for the Common Shares being issued hereunder;

(b)   Representations and Warranties.  The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(c)   Covenants.  The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing Date; and

(d)   Delivery of Registration Statement Questionnaire.  The Company shall have received from each Investor a fully completed Registration Statement Questionnaire in the form attached hereto as Exhibit B-2 at to the Closing for the Company’s use in preparing the Registration Statement pursuant to Article VI below.

ARTICLE VI
REGISTRATION RIGHTS

6.1   Registration Statement.

(a)   (a)   As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-1 and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” attached hereto as Exhibit D; provided, however, that any post-effective amendments to the Registration Statement may be made on Form S-3 if, at the time of such post-effective amendment, the Company is eligible to use such form.

(b)   The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold, such time as all of the Registrable Securities may be resold pursuant to Rule 144 or the second anniversary of the Closing Date, plus any period of time when the Registration Statement is not effective pursuant to suspensions by the Company in accordance with Section 6(e) (the “Effectiveness Period”), subject to the Company’s right to suspend pursuant to Section 6(e).

(c)   The Company shall notify each Investor in writing promptly (and in any event within one Trading Day) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d)   Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, as relief for the damages suffered therefrom by the Investors (the parties hereto agreeing that the liquidated damages provided for in this Section 6.1(d) constitute a reasonable estimate of the damages that may be incurred by the Investors by reason of the Event), the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of (i) the number of Common Shares held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Common Shares then held.  The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.”  Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event.  In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full.  All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.  Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages (a) to more than one Investor in respect of the same Common Shares for the same period of time or (b) in an aggregate amount that exceeds 10% of the purchase price paid by such Investor for its Common Shares pursuant to this Agreement, as set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase Price.”

For such purposes, each of the following shall constitute an “Event:”

(i)    the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date; or

(ii)   except (A) as provided for in Section 6.1(e), (B) if the Company is involved in a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (C) in the event of a merger or consolidation of the Company or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests of the surviving entity or acquirer (clauses (B) and (C), collectively, the “Excluded Events”), after the Effective Date, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for five or more Trading Days.

(e)   Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Board of Directors determines in good faith that the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders; provided further, that the Company may suspend the use of the prospectus forming a part of the Registration Statement to the extent necessary to file any post-effective amendment to the Registration Statement in order (i) to amend the table of selling stockholders within the Registration Statement to reflect transfers of the Securities by Investors to their Affiliates as permitted under Section 4.1(a) or (ii) to amend the Registration Statement pursuant to the Company’s undertakings as set forth in the Registration Statement and in Item 512 of Regulation S-K under the Securities Act.  In no event, however, shall this right be exercised to suspend sales beyond the period during which the failure to require such suspension would be materially detrimental to the Company, provided, however, in the case of suspensions in accordance with (i) and (ii) of this Section 6.1(e), the Company shall take all commercially reasonable actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement as soon as practicable.  The Company’s rights under this Section 6(e) may be exercised for a period of no more than 30 consecutive days and not more than 60 days in any twelve-month period without such suspension being considered an Event.  Immediately after the end of any suspension period under this Section 6.1(e), the Company shall take all commercially reasonable actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(f)    The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) to any of the Company’s employee benefit plans registered on Form S-4 or Form S-8.

6.2   Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)   (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period; and (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424.

(b)   Notify each Investor as promptly as reasonably possible, and (if requested by an Investor, confirm such notice in writing to such Investor) of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) any Registration Statement or any post-effective amendment is declared effective; (iii) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (iv) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (v) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; (vi) the Company is subject to a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Registrable Securities; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)   Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(d)   If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(e)   Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f)    (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all reasonable steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) upon request, provide to Investor Counsel evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

(g)   Comply with all rules and regulations of the SEC applicable to the registration of the Common Shares.

(h)   Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i)    Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.

(j)    The Company shall file each Registration Statement and Prospectus required to be filed in accordance with this Agreement and any amendments and/or supplements thereto electronically on EDGAR.

6.3   Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4   Indemnification

(a)   Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Investor, the partners, members, officers and directors of each Investor and each person, if any, who controls such Investor within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Investor, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Investor; provided further, however, that the Company shall not be liable to any Investor of Registrable Securities (or any partner, member, officer, director or controlling person of such Investor) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Investor failed to send or deliver a copy of the final prospectus with or prior to, or, if Rule 172 is then in effect, such Investor failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Investor to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or, if Rule 172 is then in effect, notified by the Company that such amended or supplemented prospectus has been filed with the SEC, such Investor thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or, if Rule 172 is then in effect, such Investor fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Loss resulted or (iii) such Investor sold Registrable Securities in violation of such Investor’s covenant contained in Section 6.5.

(b)   Indemnification by Investors.  Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Investor or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 6.4(b) be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Investor upon the sale of such Registrable Securities.

(c)   Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it shall wish, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof.  After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties.  If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)   Contribution.  If a claim for indemnification under Section 6.4(a) or  (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section  was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section  11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5   Dispositions.  Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.  Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 6.1(e), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in such case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

6.6   Termination of Obligations.  The obligations of the Company pursuant to Section 6.1 hereof shall cease and terminate upon the end of the Effectiveness Period.

ARTICLE VII
MISCELLANEOUS

7.1   Termination.  This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2   Entire Agreement.  This Agreement, together with the Exhibits thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

7.3   Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section  prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.4   Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the holders of at least 80% of the Registrable Securities held on the date of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI be given by Investors holding at least 66 2/3% of the Registrable Securities to which such waiver or consent relates and any such amendment or waiver shall be binding upon the Company and all holders of Registrable Securities.

7.5   Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.6   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Any Investor may assign its rights under this Agreement to any Affiliate in accordance with the provisions of Section 4.1(a), provided such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors.”

7.7   No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.8   Governing Law; Venue.  THE CORPORATE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.

NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

7.9   Survival.  The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.10 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.11 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.12 Replacement of Common Shares.  If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Common Shares.

7.13 Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in this Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this

Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMBINATORX, INCORPORATED

By:	/s/ Alexis Borisy
Name: Alexis Borisy
Title: President and CEO

Address for Notice: CombinatoRx, Incorporated
245 1st Street
16th Floor
Cambridge, MA 02142

Facsimile No.: 617-301-7020
Telephone No.: 617-301-7000
Attn: General Counsel

With a copy to:	Ropes & Gray LLP
One International Place
Boston, MA 02110

Facsimile: 617-951-7050
Telephone: 617-951-7000
Attn: Geoffrey B. Davis, Esq.

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among CombinatoRx, Incorporated and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address:

Telephone No.:
Facsimile No.:
Number of Shares:
Aggregate Purchase Price: $

Exhibits:

A             Schedule of Investors

B             Instruction Sheet for Investors

C             Opinion of Company Corporate Counsel

D             Plan of Distribution

2

Exhibit A

Schedule of Investors

Investor	Common Shares	Purchase Price
Abingworth Management Limited	585,366	$6,000,001.50
AXA Premier VIP Aggressive Equity Portfolios	463,415	4,750,003.75
BBT Fund, LP	51,805	531,001.25
CAP Fund, L.P.	25,460	260,965.00
SRI Fund, L.P.	10,540	108,035.00
Atlas Master Fund, Ltd.	48,150	493,537.50
Visium Balanced Fund, LP	122,065	1,251,166.25
Visium Balanced Offshore Fund, Ltd.	172,942	1,772,655.50
Visium Long Bias Fund, LP	25,431	260,667.75
Visium Long Bias Offshore Fund, Ltd.	94,827	971,976.75
Clariden Lux Biotechnology Fund (Sicav)	30,000	307,500.00
Clariden Biotechnology Equity Fund Guerney	116,341	1,192,495.25
Domain Public Equity Partners, L.P.	146,341	1,499,995.25
DWS Biotechnology Typ O:	129,500	1,327,375.00
DWS Biotech Invest	7,085	72,621.25
Fort Mason Master, LP	128,267	1,314,736.75
Fort Mason Partners, LP	8,318	85,259.50
Integral Capital PartnersVII, L.P.	121,951	1,249,997.75
Kamunting Street Master Fund, LTD	97,561	1,000,000.25
Millenium Partners, L.P.	146,341	1,499,995.25
ProMed Partners, L.P.	36,012	369,123.00
ProMed Partners II, L.P.	1,696	17,384.00
ProMed Offshore Fund, Ltd.	5,999	61,489.75
ProMed Offshore Fund II, Ltd.	151,415	1,552,003.75
QVT Fund LP	390,244	4,000,001.00
SF Capital Partners Ltd.	336,585	3,449,996.25
Quantum Partners LDC	92,699	950,164.75
Special Situations Fund III (QP), L.P.	213,425	2,187,606.25
Special Situations Private Equity Fund, L.P.	115,850	1,187,462.50
Special Situations Cayman Fund, L.P.	58,135	595,883.75
Special Situations Life Sciences Fund, L.P.	57,645	590,861.25
Special Situations Fund III, L.P.	18,360	188,190.00
Steeple Capital Fund I, LP	8,900	91,225.00
Steeple Capital Fund II, L.P.	33,200	340,300.00

Steeple Capital Offshore Fund III, Ltd.	17,500	179,375.00
Steeple Capital Offshore Fund, Ltd.	62,351	639,097.75
T. Rowe Price Health Sciences Fund, Inc.	125,000	1,281,250.00
T. Rowe Price Health Sciences Portfolio, Inc.	1,000	10,250.00
TD Mutual Funds -TD Health Sciences Fund	19,000	194,750.00
VALIC Company I - Health Sciences Fund	15,015	153,903.75
John Hancock Trust - Health Sciences Trust	21,000	215,250.00
Raytheon Company Combined DB/DC Master Trust - Health Sciences	2,400	24,600.00
T. Rowe Price New Horizons Fund, Inc.	280,000	2,870,000.00
UBS O’Connor PIPES Corporate Strategies Master Limited	87,805	900,001.25

TOTALS:	4,682,942	$48,000,155.50

2

Exhibit B

INSTRUCTION SHEET FOR INVESTOR

Exhibit B-1

COMBINATORX, INCORPORATED

STOCK CERTIFICATE QUESTIONNAIRE

Exhibit B-2

COMBINATORX, INCORPORATED

REGISTRATION STATEMENT QUESTIONNAIRE

Exhibit B-3

COMBINATORX, INCORPORATED

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

Exhibit C

OPINION OF COMPANY CORPORATE COUNSEL

Exhibit D

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling stockholders may use any one or more of the following methods when selling shares:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                                          block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                                          an exchange distribution in accordance with the rules of the applicable exchange;

•                                          privately negotiated transactions;

•                                          to cover short sales;

•                                          broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                                          through the writing or settlement of options or other hedging transactions, whether though an options exchange or otherwise;

•                                          a combination of any such methods of sale; and

•                                          any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.  Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder.  The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

In connection with the sale of our common stock or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling shareholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock.  We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder.  If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus.  If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.